EXHIBIT 10.70

WAIVER AND THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENTS

Reference is made to the Securities Purchase Agreements dated as of December 23, 1998 ( as amended, the "SPA") between the Companies (the "Companies"), and Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, National City Venture Corporation, and Great Lakes Capital Investments I L.L.C. (together, the "Holders").

WHEREAS, Events of Default exist under Sections 14.7 (a)(ii) and 14.7 (b)(ii) of the SPA; and

WHEREAS, the Companies and the Holders are desirous of waiving the existing Events of Default and amending the SPA on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the SPA and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies and the Holders agree as follows:

     1. Section 14.7(a)(ii) of the SPA is amended by replacing the dollar limits for the periods ending, respectively, on March 31, 2001, June 30, 2001, September 30, 2001, and December 31, 2001 with the minimum amount figures set forth below:

           ---------------------------------------------- ----------------------
           PERIOD                                              MINIMUM AMOUNT
           ---------------------------------------------- ----------------------
           For the three months ending March 31, 2001          $ 2,550,000
           ---------------------------------------------- ----------------------
           For the six months ending June 30, 2001             $ 6,525,000
           ---------------------------------------------- ----------------------
           For the nine months ending September 30, 2001       $10,500,000
           ---------------------------------------------- ----------------------
           For the twelve months ending December 31, 2001      $13,650,000
           ---------------------------------------------- ----------------------


         2. Section 14.7(b)(ii) of the SPA is amended by replacing the minimum ratios for the periods ending, respectively, on March 31, 2001, June 30, 2001, September 30, 2001, and December 31,
                  2001 with the minimum ratios set forth below:

           ----------------------------------------------- ---------------------
           PERIOD                                               MINIMUM RATIO
           ----------------------------------------------- ---------------------
           For the three months ending March 31, 2001           0.45 to 1.00
           ----------------------------------------------- ---------------------
           For the six months ending June 30, 2001              0.70 to 1.00
           ----------------------------------------------- ---------------------
           For the nine months ending September 30, 2001        0.85 to 1.00
           ----------------------------------------------- ---------------------
           For the twelve months ending December 31, 2001       0.85 to 1.00
           ----------------------------------------------- ---------------------

         3. The Events of Default currently existing under Section 14.7(a)(ii) and Section 14.7 (b)(ii) of the SPA are hereby waived.

         4. The definition of "Consolidated EBITDA in Section 15.1 of the SPA is hereby amended by deleting "December 31, 2001" and replacing it with "October 31, 2002".

         5. The definition of "Interest Expense" in Section 15.1 of the SPA is hereby amended by inserting, immediately prior to the period at the end of the defined term, the words "less $232,539 in fees paid to Senior Lenders pursuant to the Waiver and Fifth Amendment to Credit Agreement dated as of March 2001".

         6. Pursuant to Section 14.6, the Companies and the Holders acknowledge and agree that the equity securities issued pursuant to the Capital Call Agreement may not be repurchased or redeemed and that Section 4 of the Second Amendment to Securities Purchase Agreement is hereby deleted in its entirety.

         7. The effectiveness of this Waiver and Third Amendment is expressly subject to the following conditions:


                  a) The Companies shall have executed and delivered this Waiver and Third Amendment to the Holders;

                  b) All proceedings taken in connection with the transactions contemplated by this Waiver and Third Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Holders;

                  c) No Default or Event of Default shall have occurred and be continuing;

                  d) The accuracy of the representations and warranties set forth in Section 9 below; and

                  e) The Senior Loan Agreement shall have been amended in a manner satisfactory to the Holders.


         8. The capitalized terms used herein shall have the respective meanings specified in the SPA unless otherwise defined herein or if the context shall otherwise require.

         9. To induce the Holders to enter into this Waiver and Third Amendment, the Companies represent and warrant to the Holders that the execution, delivery, and performance of this Waiver and Third Amendment has been duly authorized by all requisite corporate action on the part of each of the Companies and that this Waiver and Third Amendment has been duly executed and delivered by the Companies.

         10. Except as expressly modified herein, the terms and conditions of the SPA are hereby ratified, confirmed and approved in all respects.

         11.      This document shall be dated as of March 23, 2001.




ACCEPTED AND AGREED TO:


MASSACHUSETTS MUTUAL LIFE                            MASSMUTUAL CORPORATE VALUE
INSURANCE COMPANY                                    PARTNERS LIMITED
By:  David L. Babson and Company                     By:  David L. Babson and Company
Incorporated, its Investment Manager                 Incorporated, under delegated authority
                                                     from Massachusetts Mutual Life Insurance
                                                     Company, its Investment Adviser

 /s/ Michael L. Klofas                               /s/      Michael L. Klofas
----------------------------------------------       --------------------------------------------
By: Michael K. Klofas                                By:  Michael L. Klofas
Its:  Managing Director                              Its:   Managing Director




MASSMUTUAL CORPORATE                                 MASSMUTUAL PARTICIPATION
INVESTORS                                            INVESTORS



/s/ Michael L. Klofas                                /s/ Michael Klofas
----------------------------------------------       --------------------------------------------
By:  Vice President                                  By:  Vice President
Its:   Vice President                                Its:   Vice President
The foregoing is executed on behalf of Mass          The foregoing is executed on behalf of
Mutual Corporate Investors, organized under          MassMutual Participation Investors,
A Declaration of Trust, dated September 13,          Organized under a Declaration of Trust
1985, as amended from time to time.  The             dated April 7, 1988, as amended from
obligations of such Trust are not personally         time to time.  The obligations of such
binding upon, nor shall resort be had to the         Trust are not binding upon, nor shall
property of, any of the Trustees, shareholders,      resort be had to the property of, any of the
officers, employees or agents of such Trust, but     Trustees, shareholders, officers, employees,
the Trust's property only shall be bound.            or agents of such Trust individually, but the
                                                     Trust's assets and property only shall be
                                                     bound



                                       3

National City Equity Partners
fka

NATIONAL CITY VENTURE                                GREAT LAKES CAPITAL
CORPORATION                                          INVESTMENTS I, L.L.C.



/s/ Richard J. Martinko                              /s/ Richard J. Martinko
------------------------------------                 -----------------------------------
By:   Richard J. Martinko                            By:    Richard J. Martinko
Its:    Managing Director                            Its:     Managing Director














                                       4


LUND INTERNATIONAL  HOLDINGS, INC.                   LUND INDUSTRIES, INCORPORATED



/s/ Dennis Vollmershausen                            /s/ Dennis Vollmershausen
--------------------------------------------         --------------------------------------------
By:   Dennis Vollmershausen                          By:   Dennis Vollmershausen
Its:  President & CEO                                Its:  President & CEO

DFM CORP.                                                     AUTO VENTSHADE COMPANY



s/ Dennis Vollmershausen                             /s/ Dennis Vollmershausen
--------------------------------------------         --------------------------------------------
By:   Dennis Vollmershausen                          By:   Dennis Vollmershausen
Its:  President                                      Its:  President


DEFLECTA-SHIELD CORPORATION                          SMITTYBILT, INC.



s/ Dennis Vollmershausen                             /s/ Dennis Vollmershausen
---------------------------                          ---------------------------
By:   Dennis Vollmershausen                          By:   Dennis Vollmershausen
Its:  President & CEO                                ts:   President


BELMOR AUTOTRON CORP.



s/ Dennis Vollmershausen
------------------------------
By:   Dennis Vollmershausen
Its:  Chief Executive Officer




                                       5